Exhibit 32.2

                      AXA EQUITABLE LIFE INSURANCE COMPANY

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AXA Equitable Life Insurance Company (the "Company") for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard S. Dziadzio, Senior Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ Richard S. Dziadzio
                                  ---------------------------------
                                  Richard S. Dziadzio
                                  Senior Executive Vice President and
                                  Chief Financial Officer

Date:  August 9, 2010